                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                     ------------------------------------

                                  FORM 8-K/A

                                AMENDMENT NO. 2

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


           Date of Report (Date of earliest event reported): March 28, 1997
                                                             --------------

                             GLACIER WATER SERVICES, INC.
                             ----------------------------
                (Exact name of registrant as specified in its charter)


     Delaware                       1-11012                     33-0493559
-------------------------------------------------------------------------------
(State or other jurisdiction       (Commission              (I.R.S. Employer
of incorporation)                 File Number)           Identification Number)

2261 Cosmos Court, Carlsbad, California                           92009
- -----------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)

                                (760) 930-2420
                                --------------
                        (Registrant's telephone number,
                             including area code)

                                      N/A
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)

         The undersigned registrant, Glacier Water Services, Inc., a Delaware corporation (the "Registrant"), hereby amends its Current Report on Form 8-K/A dated March 28, 1997, and filed on June 11, 1997, to modify certain required pro forma financial information relating to the registrant's acquisition of the Aqua-Vend division of McKesson Water Products Company.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On March 28, 1997, Glacier Water Services, Inc., a Delaware corporation (the "Registrant"), entered into and consummated an Asset Purchase Agreement (the "Agreement") with McKesson Corporation, a Delaware corporation ("McKesson"), and a wholly-owned subsidiary of McKesson, McKesson Water Products Company, a California corporation ("MWP," together with McKesson, the "Seller"), for the sale of substantially all of the assets (the "Assets") of the Aqua-Vend division of MWP, which acquisition included approximately 3,000 water vending machines at various locations. The Assets consisted primarily of water vending machines and related inventory, contracts rights under location agreements and leases, intellectual property and other equipment. The purchase price of $9,000,000 for the Assets was paid in cash to the Seller by the Registrant at closing. The purchase price of the Assets was financed with borrowings under the Registrant's $35,000,000 credit facility. The Registrant did not assume substantial liabilities of the Seller pursuant to the Agreement other than obligations under certain location agreements and leases of MWP. The Registrant plans to use the Assets in its water vending business.

         The consideration for the acquisition was determined by arm's-length negotiations among the parties. There is no material relationship between the Registrant and its affiliates, officers and directors (or any associate of any such officers or directors), on the one hand, and McKesson, MWP or their respective officers, directors or affiliates, on the other hand.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial Statements of Business Acquired

                   (1)  Independent Auditors' Report

                   (2)  Statements of Assets to Be Sold

                   (3) Statements of Revenues, Direct Expenses and Identified Corporate Expenses Before Interest and Income Taxes

                   (4)  Notes to Financial Statements

         (b)  Pro Forma Financial Statements

                   (1)  Glacier Water Services, Inc. Consolidated Balance
                        Sheet

                   (2) Glacier Water Services, Inc. Pro Forma Consolidated Statements of Operations

                   (3) Glacier Water Services, Inc. Notes to Pro Forma Consolidated Statements of Operations

         (c)  Exhibits

              2.1 Asset Purchase Agreement dated March 28, 1997, among Glacier Water Services, Inc., as purchaser, and McKesson Corporation and Mckesson Water Products Company, as seller.*

---------------------------

* Incorporated by reference to the Registrant's Form 10-K for the year ended December 31, 1996. (The schedules to the Asset Purchase Agreement have been omitted from such filing, although each of the schedules and a brief description of each of their contents are listed therein. The Registrant hereby undertakes to furnish supplementally a copy of any omitted schedule to the Commission upon request).

TABLE OF CONTENTS
-------------------------------------------------------------------------------

                                                                         Page
FINANCIAL STATEMENTS OF BUSINESS ACQUIRED:

       INDEPENDENT AUDITORS REPORT                                        F-2

       FINANCIAL STATMENTS:

             Statements of Assets to Be Sold                              F-3

             Statements of Revenues, Direct Expenses and Identified
             Corporate Expenses Before Interest and Income Taxes          F-4

             Notes to Financial Statements                                F-5

PRO FORMA FINANCIAL STATEMENTS:

       Summary Information Related to the Pro Forma Consolidated
       Financial Information                                              F-7

       Consolidated Balance Sheet                                         F-8

       Pro Forma Consolidated Statements of Operations                    F-9

       Notes to Pro Forma Consolidated Statements of Operations           F-11

                             INDEPENDENT AUDITORS' REPORT

McKesson Corporation
San Francisco, California:

We have audited the accompanying statements of assets to be sold of the Aqua-Vend Business ("Aqua-Vend"), which consist of certain operations of McKesson Water Products Company ("MWPC"), a wholly owned subsidiary of McKesson Corporation, as of March 31, 1996 and 1997 and the related statements of revenues, direct expenses and identified corporate expenses before interest and income taxes for the years then ended. These financial statements are the responsibility of Aqua-Vend's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the assets to be sold of Aqua-Vend as of March 31, 1996 and 1997, and its revenues, direct expenses, and identified corporate expenses before interest and income taxes for the years ended March 31, 1996 and 1997 in conformity with generally accepted accounting principles.

As discussed in Note 2 to the financial statements, Aqua-Vend consists of certain operations of MWPC. Aqua-Vend receives managerial and administrative services from MWPC. Certain expenses included in the financial statements represent allocations of amounts applicable to McKesson Corporation and MWPC.
As a result, Aqua-Vend's assets to be sold and its revenues, direct expenses and identified corporate expenses before interest and income taxes may not be indicative of conditions that would have existed or results that would have occurred had Aqua-Vend operated as a stand-alone entity.



                                                       /s/ Deloitte & Touche LLP


San Francisco, California
May 9, 1997

STATEMENTS OF ASSETS TO BE SOLD
MARCH 31, 1996 AND 1997
-------------------------------------------------------------------------------

                                                       1996           1997

 ASSETS TO BE SOLD

 CURRENT ASSETS -
  Prepaid expenses and other assets                  $ 1,054,000     $ 488,000

 PROPERTY, PLANT AND EQUIPMENT, Net (Note 4)          13,756,000     6,189,000

 OTHER ASSETS                                          1,695,000     1,229,000
                                                     -----------     ---------
 ASSETS TO BE SOLD                                  $ 16,505,000    $7,906,000
                                                    ------------    ----------
                                                    ------------    ----------


See notes to financial statements.

STATEMENTS OF REVENUES, DIRECT EXPENSES AND IDENTIFIED
CORPORATE EXPENSES BEFORE INTEREST AND INCOME TAXES
YEARS ENDED MARCH 31, 1996 AND 1997
-------------------------------------------------------------------------------

                                                     1996             1997

 REVENUES                                          $18,416,000     $15,956,000

 COST OF SALES                                      15,675,000      13,671,000
                                                   -----------     -----------

 GROSS MARGIN                                        2,741,000       2,285,000

 SELLING, GENERAL AND ADMINISTRATIVE (Note 5)        5,080,000       4,716,000

 REDUCTION IN CARRYING VALUE OF PROPERTY,
   PLANT AND EQUIPMENT (Note 4)                          --          7,000,000
                                                    ----------     -----------
 LOSS BEFORE INTEREST AND INCOME TAXES             $(2,339,000)   $ (9,431,000)
                                                   -----------    ------------
                                                   -----------    ------------


See notes to financial statements.

NOTES TO FINANCIAL STATMENTS
YEARS ENDED MARCH 31, 1996 AND 1997
-------------------------------------------------------------------------------

1.  ORGANIZATION AND OPERATIONS

    The Aqua-Vend Business ("Aqua-Vend"), which consists of certain operations of McKesson Water Products Company ("MWPC"), a wholly owned subsidiary of McKesson Corporation ("McKesson"), owns and operates water vending machines throughout the United States.

    On March 28, 1997 McKesson and MWPC entered into an asset purchase agreement with Glacier Water Services Inc. ("Glacier") whereby Glacier purchased for $9 million in cash certain assets and assumed certain real and personal property lease obligations of Aqua-Vend.

2.  BASIS OF PRESENTATION

    Aqua-Vend has no separate legal status but rather is owned and operated by McKesson through its wholly owned subsidiary, MWPC. The accompanying financial statements have been prepared from the books and records of MWPC and present substantially all of the operations of Aqua-Vend (including corporate allocations) for the years ended March 31, 1996 and 1997 and the assets that MWPC sold to Glacier as they existed at March 31, 1996 and 1997.

    The statements of revenues, direct expenses and identified corporate expenses before interest and income taxes may not necessarily be indicative of the results of operations that would have resulted had Aqua-Vend been operated as a stand-alone entity and include allocations of certain MWPC and McKesson corporate expenses. Such allocations are based on formulas and include compensation, facilities, administrative and other corporate costs (see Note 5).

    Payroll, capital expenditures and all other expenditures are funded by McKesson. Sales are collected and deposited by Aqua-Vend but immediately swept into McKesson cash accounts. Accordingly, Aqua-Vend maintains only a minimal petty cash balance. Statements of cash flows are not presented as separate and complete cash flow information is not maintained.

3.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    YEAR-END - McKesson sold Aqua-Vend on March 28, 1997. Aqua-Vend describes its operations through and as of the sale date as March 31, 1997.

    PROPERTY, PLANT AND EQUIPMENT - Property, plant and equipment is initially recorded at cost. Depreciation is provided for using the straight-line method over the estimated useful lives of the assets, generally eight to twelve years. The carrying amount of long-lived assets is evaluated whenever events or changes in circumstances have indicated that such amounts may not be recoverable (see Note 4).

    OTHER ASSETS - Included in other assets are costs incurred to obtain sites for water vending machines. These costs are amortized over the contract period.

    REVENUE RECOGNITION - Sales are recorded at the time of the water vend. Commissions and other revenue sharing costs are included in cost of sales.

    USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and disclosure of contingent assets and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.  PROPERTY, PLANT AND EQUIPMENT

    Property, plant and equipment primarily consist of water vending machines. Purchases of equipment for the years ended March 31, 1996 and 1997 were $4,676,000 and $1,564,000, respectively. Depreciation expense for the years ended March 1996 and 1997 was $1,807,000 and $1,846,000, respectively, and is included in cost of sales. Accumulated depreciation for the years ended March 31, 1996 and 1997 were $13,917,000 and $12,557,000, respectively.

    During fiscal 1997, MWPC reviewed the carrying value of Aqua-Vend's assets for recoverability in connection with the possible sale of Aqua-Vend and determined that the carrying value should be reduced by $7.0 million to reflect the fair value of the assets less costs to sell. Such charge was included in accumulated depreciation at March 31, 1997.

5.  CORPORATE ALLOCATIONS

    Aqua-Vend does not maintain stand-alone corporate treasury, legal, tax and other similar corporate support functions. Aqua-Vend does record certain direct expenses related primarily to employee payroll and benefits, insurance and corporate facilities costs. For purposes of preparing the Aqua-Vend statements of revenues, direct expenses and identified corporate expenses before interest and income taxes, certain expenses of MWPC and McKesson were allocated based upon a variety of factors, which included Aqua-Vend sales, the number of Aqua-Vend employees, Aqua-Vend facility usage and the identification of costs specifically attributable to Aqua-Vend. Allocated costs include employee benefit expenses, such as pension and postretirement, of $171,000 and $170,000 for the years ended March 31, 1996 and 1997. MWPC management believes that these allocations are reasonable; however, they are not necessarily indicative of expenses that would have been incurred by Aqua-Vend on a stand-alone basis.

    The following represents a summary of the corporate costs allocated to Aqua-Vend which were included in the statements of revenues, direct expenses and identified corporate expenses before interest and income taxes:

                                                    YEAR ENDED MARCH 31,

                                                    1996           1997

 Selling, general and administrative:
   McKesson costs allocated through MWPC to
    Aqua-Vend                                   $   659,000    $   633,000
   MWPC costs allocated to Aqua-Vend              1,051,000      1,009,000

                             GLACIER WATER SERVICES, INC.
                     SUMMARY INFORMATION RELATED TO THE PRO FORMA
                          CONSOLIDATED FINANCIAL INFORMATION



    The unaudited pro forma consolidated financial information presented herein reflects the pro forma effect of Glacier Water Services, Inc.'s purchase of substantially all of the assets of the Aqua-Vend division of McKesson Water Products Company ("Aqua-Vend"), a wholly-owned subsidiary of McKesson Corporation effective as of March 28, 1997 (the "Acquisition").

    The accompanying historical balance sheet of Glacier Water Services, Inc.
as of April 4, 1997, reflects the Acquisition, accordingly, no pro forma adjustments are necessary. The unaudited pro forma consolidated statements of operations present the historical operations of Glacier Water Services, Inc. and Aqua-Vend for the quarter and year ended April 4, 1997 and December 31, 1996, respectively, as if the Acquisition had been consummated on January 1, 1996.

    The unaudited pro forma consolidated statements of operations are not necessarily indicative of either the results of operations that might have occurred had the Acquisition actually occurred on January 1, 1996, or the results of operations of Glacier Water Services, Inc. for any future period.


                             GLACIER WATER SERVICES, INC.
                              CONSOLIDATED BALANCE SHEET
                          (in thousands, except share data)
                                     (unaudited)


                                                                       APRIL 4,
                                                                         1997
                                                                     -----------
ASSETS

 Current assets:
      Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $     11
      Accounts receivable . . . . . . . . . . . . . . . . . . . . .       320
      Inventories . . . . . . . . . . . . . . . . . . . . . . . . .     2,244
      Prepaid commissions and other . . . . . . . . . . . . . . . .     1,390
                                                                     --------
           Total current assets . . . . . . . . . . . . . . . . . .     3,965

 Property and equipment, net of accumulated depreciation. . . . . .    47,298
 Other assets . . . . . . . . . . . . . . . . . . . . . . . . . . .     6,507
                                                                     --------
 Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . .  $ 57,770
                                                                     ========

 LIABILITIES AND STOCKHOLDERS' EQUITY

 Current liabilities:
      Accounts payable. . . . . . . . . . . . . . . . . . . . . . .  $    806
      Accrued commissions . . . . . . . . . . . . . . . . . . . . .     1,421
      Accrued liabilities . . . . . . . . . . . . . . . . . . . . .     1,725
                                                                     --------
           Total current liabilities. . . . . . . . . . . . . . . .     3,952

 Long-term debt . . . . . . . . . . . . . . . . . . . . . . . . . .    26,958
 Deferred income taxes. . . . . . . . . . . . . . . . . . . . . . .     2,979

 Stockholders' equity:
     Preferred stock, $.01 par value;
          100,000 shares authorized,
          no shares issued or outstanding . . . . . . . . . . . . .         -

     Common stock, $.01 par value;
          10,000,000 shares authorized, 3,209,075 shares issued
          and outstanding . . . . . . . . . . . . . . . . . . . . .        34
 Additional paid-in capital . . . . . . . . . . . . . . . . . . . .    15,290
 Retained earnings. . . . . . . . . . . . . . . . . . . . . . . . .    12,120
  Treasury stock; 170,500 shares, at cost . . . . . . . . . . . . .    (3,563)
                                                                     --------

     Total stockholders' equity . . . . . . . . . . . . . . . . . .    23,881
                                                                     --------

 Total liabilities and stockholders' equity . . . . . . . . . . . .  $ 57,770
                                                                     ========

                             GLACIER WATER SERVICES, INC.
                   PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                             QUARTER ENDED APRIL 4, 1997
                   (in thousands, except shares and per share data)
                                     (unaudited)



                                                                  Glacier
                                                                   Water
                                                                  Services         Aqua-        Pro Forma      Pro Forma
                                                                    Inc.           Vend         Adjustment    Consolidated
                                                                    ----           ----         ----------    ------------
Revenues  . . . . . . . . . . . . . . . . . . . . . . . . .      $  11,176       $  3,228       $   (71)      $  14,333
Operating costs and expenses:
    Operating expenses. . . . . . . . . . . . . . . . . . .          7,075          2,962           (61)          9,976
    Selling, general and administrative expenses. . . . . .          1,613            789           (35)          2,367
    Depreciation and amortization . . . . . . . . . . . . .          1,880            485          (237)          2,128
    Non-recurring charges . . . . . . . . . . . . . . . . .            471             --             --            471
                                                                  ---------        -------        -------      ---------
         Total operating costs and expenses . . . . . . . .         11,039          4,236          (333)         14,942
                                                                  ---------        -------        -------      ---------

Income (loss) from operations . . . . . . . . . . . . . . .            137        (1,008)            262          (609)

Interest expense (net) and other. . . . . . . . . . . . . .            314             --            183            497
                                                                  ---------        -------        -------      ---------

Income (loss) before income taxes . . . . . . . . . . . . .          (177)        (1,008)             79        (1,106)
Income tax provision (benefit). . . . . . . . . . . . . . .           (66)             --          (349)          (415)
                                                                  ---------        -------        -------      ---------

Net income (loss) . . . . . . . . . . . . . . . . . . . . .     $    (111)      $ (1,008)        $   428     $    (691)
                                                                  ---------        -------        -------      ---------

Net income (loss) per common and common equivalent share. .     $    (.03)                                   $    (.21)
                                                                  ---------                                    ---------
                                                                  ---------                                    ---------

Weighted average common and
    common equivalent shares outstanding. . . . . . . . . .      3,316,391                                    3,316,391
                                                                  ---------                                    ---------
                                                                  ---------                                    ---------









             See notes to pro forma consolidated statements of operations

                             GLACIER WATER SERVICES, INC.
                   PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                             YEAR ENDED DECEMBER 31, 1996
                   (in thousands, except shares and per share data)
                                     (unaudited)


                                                                  Glacier
                                                                   Water
                                                                  Services         Aqua-        Pro Forma      Pro Forma
                                                                    Inc.           Vend         Adjustment   Consolidated
                                                                    ----           ----        -----------    -------------
Revenues  . . . . . . . . . . . . . . . . . . . . . . . . .      $  46,091       $ 16,810       $   (227)     $  62,674
Operating costs and expenses:
    Operating expenses. . . . . . . . . . . . . . . . . . .         28,095         14,110           (227)        41,978
    Selling, general and administrative expenses. . . . . .          5,726          3,207            (69)         8,864
    Reduction in carrying value of equipment. . . . . . . .             --          7,000            --           7,000
    Depreciation and amortization . . . . . . . . . . . . .          6,769          1,838           (846)         7,761
                                                                  ---------      ---------       --------      ---------
         Total operating costs and expenses . . . . . . . .         40,590         26,155         (1,142)        65,603
                                                                  ---------      ---------       --------      ---------

Income from operations. . . . . . . . . . . . . . . . . . .          5,501        (9,345)            915         (2,929)

Interest expense (net) and other. . . . . . . . . . . . . .            783             --            753          1,536
                                                                  ---------      ---------       --------      ---------

Income (loss) before income taxes . . . . . . . . . . . . .          4,718        (9,345)            162         (4,465)
Income tax provision (benefit). . . . . . . . . . . . . . .          1,415             --         (2,888)        (1,473)
                                                                  ---------      ---------       --------      ---------

Net income (loss) . . . . . . . . . . . . . . . . . . . . .      $   3,303      $ (9,345)       $  3,050      $  (2,992) (1)
                                                                  ---------      ---------       --------      ---------
                                                                  ---------      ---------       --------      ---------

Net income (loss) per common and common equivalent share. .      $     .98                                    $    (.89) (1)
                                                                  ---------                                    ---------
                                                                  ---------                                    ---------

Weighted average common and
    common equivalent shares outstanding. . . . . . . . . .      3,374,482                                    3,374,482
                                                                  ---------                                    ---------
                                                                  ---------                                    ---------

(1) Excluding the $7.0 million charge for reduction in carrying value of equipment, pro forma consolidated net income and pro forma net income per common and common equivalent share would be $1,698,000 and $.50 respectively.


            See notes to pro forma consolidated statements of operations

                             GLACIER WATER SERVICES, INC.
                           NOTES TO PRO FORMA CONSOLIDATED
                               STATEMENTS OF OPERATIONS
                         APRIL 4, 1997 AND DECEMBER 31, 1996


The unaudited pro forma consolidated statements of operations for the quarter and year ended April 4, 1997 and December 31, 1996 combine the following:

    (a) The historical consolidated statements of operations of Glacier Water Services, Inc. for the quarter and year ended April 4, 1997 and December 31, 1996, respectively.

    (b) The historical statements of operations of Aqua-Vend for the quarter and year ended March 28, 1997 and December 31, 1996, respectively.

    (c)  Pro forma adjustments.

These unaudited pro forma statements of operations reflect the consolidated results of operations of Glacier Water Services, Inc. for the quarter and year ended April 4, 1997 and December 31, 1996, respectively, (through the income
(loss) before income taxes financial statement line item) as if the Acquisition had been consummated on January 1, 1996. These statements are not necessarily indicative of the results which would have been obtained had the Acquisition actually been consummated at such date. The pro forma adjustments relating to the Acquisition set forth in the accompanying pro forma consolidated statements of operations for the quarter and year ended April 4, 1997 and December 31, 1996, respectively, were made to reflect the following ( in thousands):

                                                Quarter Ended     Year Ended
                                                April 4, 1997 December 31, 1996
                                                ------------- -----------------

Decrease in revenue to reflect the elimination
of revenue generated by Aqua-Vend assets and
operations not acquired                           $  (71)           $(227)

Decrease in operating expenses representing
costs incurred related specifically to the
Aqua-Vend assets and operations not acquired         (61)            (227)

Decrease in selling, general and
administrative expenses representing certain
expenses allocated to Aqua-Vend from McKesson
Corporation that do not relate to the assets
and operations acquired                              (35)             (69)

Pro forma adjustment reducing depreciation
expense to reflect calculation under Glacier's
methodology, based on the fair value of the
assets acquired                                     (237)            (846)


Pro forma adjustment to reflect interest
expense on the additional borrowing under the
line of credit made in conjunction with the
Acquisition                                          188              753


Pro forma adjustment to income taxes to record
the tax benefit of the Aqua-Vend loss before
income taxes and the pro forma adjustments
above                                               (351)          (2,888)

                                      SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Glacier Water Services, Inc.


Date: January 21, 1998                     By:   /s/ Jerry A. Gordon
      ----------------                         -------------------------------
                                               Jerry A. Gordon
                                               President and Chief Operating
                                               Officer


Date: January 21, 1998                     By:   /s/ Brenda K Foster
      ----------------                         --------------------------------
                                               Brenda K. Foster
                                               Vice President, Controller

                                    EXHIBIT INDEX

  No.                                Exhibit
--------           -------------------------------------------------------------

 2.1 Asset Purchase Agreement dated March 28, 1997, among Glacier Water Services, Inc., as purchaser, and McKesson Corporation and Mckesson Water Products Company, as seller (Incorporated by reference to the Registrant's Form 10-K for the year ended December 31, 1996. The schedules to the Asset Purchase Agreement have been omitted from such filing, although each of the schedules and a brief description of each of their contents are listed therein. The Registrant hereby undertakes to furnish supplementally a copy of any omitted schedule to the Commission upon request).